Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to Rule 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q of InnovAge Holding Corp. (the “Company”) for the fiscal quarter ended December 31, 2023 as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Patrick Blair, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2024

	By:	/s/ Patrick Blair
	Name:	Patrick Blair
	Title:	Chief Executive Officer